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                                                                    EXHIBIT 99.B

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K/A for the year ending December 31, 2001 of El Paso Energy Partners, L.P. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith B. Forman, Chief Financial Officer of El Paso Energy Partners Company, general partner of El Paso Energy Partners, L.P., certify (i) that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/ KEITH B. FORMAN
                                   --------------------------------------------
                                   Keith B. Forman
                                   Chief Financial Officer
                                   El Paso Energy Partners Company, general
                                   partner of El Paso Energy Partners, L.P.

                                   January 2, 2003